Exhibit 10.5

Confirmation Letter

Whereas:

1.	I, Zeng Qingchun, a citizen of the People’s Republic of China, whose ID card number is ***, am a shareholder who owns 50% equity (“my equity”) in Shanghai Yibo Medical Devices Co., Ltd.;

2.

I, Shanghai ECMOHO Health Biotechnology Co., Ltd. and Shanghai Yibo Medical Devices Co., Ltd. have concluded a series of agreements, including the Equity Pledge Contract, the Exclusive Technical Consulting and Service Agreement, the Contract on Exclusive Right of Purchase and the Power of Attorney, as well as any form of appendixes and amendments thereto (“Such Agreements”).

As a party to Such Agreements, I confirm as follows:

I will make proper arrangements in advance to ensure that, under the circumstance of my death, incapacity, divorce or other circumstances that may affect my performance of the obligations set forth in Such Agreements, my successor, guardian, creditor, spouse or person who may obtain my equity or relevant rights (“the successor of my equity”) will agree:

(1)	My equity shall and may be mortgaged, sold or otherwise disposed of in accordance with the provisions of Such Agreements;

(2)	Such Agreements will apply to the legitimate rights and interests on my equity which may be owned by the successor of my equity;

(3)

In any case, the successor of my equity will neither make any request inconsistent with the contents of Such Agreements regarding my equity, nor take any action inconsistent with the contents of Such Agreements.

It is hereby confirmed.

Signed by: /s/ Zeng Qingchun

November 28, 2018

Confirmation Letter

Whereas:

1.	I, Wang Ying, a citizen of the People’s Republic of China, whose ID card number is ***, am a shareholder who owns 50% equity (“my equity”) in Shanghai Yibo Medical Devices Co., Ltd.;

2.

I, Shanghai ECMOHO Health Biotechnology Co., Ltd. and Shanghai Yibo Medical Devices Co., Ltd. have concluded a series of agreements, including the Equity Pledge Contract, the Exclusive Technical Consulting and Service Agreement, the Contract on Exclusive Right of Purchase and the Power of Attorney, as well as any form of appendixes and amendments thereto (“Such Agreements”).

As a party to Such Agreements, I confirm as follows:

I will make proper arrangements in advance to ensure that, under the circumstance of my death, incapacity, divorce or other circumstances that may affect my performance of the obligations set forth in Such Agreements, my successor, guardian, creditor, spouse or person who may obtain my equity or relevant rights (“the successor of my equity”) will agree:

(1)	My equity shall and may be mortgaged, sold or otherwise disposed of in accordance with the provisions of Such Agreements;

(2)	Such Agreements will apply to the legitimate rights and interests on my equity which may be owned by the successor of my equity;

(3)

In any case, the successor of my equity will neither make any request inconsistent with the contents of Such Agreements regarding my equity, nor take any action inconsistent with the contents of Such Agreements.

It is hereby confirmed.

Signed by:: /s/ Wang Ying

November 28, 2018